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                                                                    Exhibit 99.1


                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                                       OF

                                EDG CAPITAL, INC.

                       ----------------------------------
                         PURSUANT TO SECTION 807 OF THE
                            BUSINESS CORPORATION LAW
                            OF THE STATE OF NEW YORK
                       ----------------------------------

       In accordance with Section 807 of the New York Business Corporation Law, the undersigned, being the President and Secretary of EDG Capital, Inc., hereby certify as follows:

       FIRST: The name of the Corporation is EDG Capital, Inc.

       SECOND: The certificate of incorporation was filed by the Secretary of State of New York on August 13, 1990.

       THIRD: The certificate of incorporation is amended to effect the following amendments: (i) to change the name of the Corporation to Isotope Solutions Group, Inc.; (ii) to authorize the Corporation to issue up to 1,000,000 shares of preferred stock, in one or more series, with such voting powers, designations, preferences and relative, participating, optional or other special rights, and such qualifications, limitations and restrictions as the board of directors of the Corporation shall by resolution designate; (iii) to permit the shareholders to act by written consent signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take action at a meeting at which all shares entitled to vote were present and voted; (iv) to adopt a provision stating that election of directors need not be by written ballot unless the Corporation's by-laws so provide; (v) to adopt a provision authorizing the board of directors to amend, alter or repeal the by-laws of the Corporation; (vi) to adopt a provision authorizing the board of directors to submit contracts to the shareholders for approval; (vii) to adopt a provision authorizing the board of directors to appoint new directors to fill vacancies on the board arising by reason of removal of a director without cause; (viii) to eliminate an unnecessary provision relating to transactions with interested directors; (ix) to adopt updated provisions relating to limitation of directors' liability to the Corporation and the Corporation's indemnification of its officers and directors; (x) to change the county in which the Corporation's office is located from Suffolk County, New York to Nassau County, New York, and (xi) to change the address to which the Secretary of State shall send notice of any process against the Corporation served on the Secretary of State.



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       The text of the certificate of incorporation, as amended heretofore, is hereby restated as further amended to read as herein set forth in full:

       1. The name of the Corporation is Isotope Solutions Group, Inc. (the "Corporation").

       2. The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the Business Corporation Law. The Corporation is not formed to engage in any act or activity requiring the consent or approval of any New York State official, department, board, agency or other body without such consent or approval first being obtained.

       3. The office of the Corporation is to be located in the County of Nassau.

       4. The aggregate number of shares that the Corporation is authorized to issue is 51,000,000 shares, of which 50,000,000 shares shall be common stock, par value $.001 per share, and 1,000,000 shares shall be preferred stock, par value $ .001 per share.

          (a) The directors are expressly granted authority to provide for the issue of any or all shares of the preferred stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, including one or more series of shares that do not share ratably with each other in the payment of dividends and other distributions, as shall be stated and expressed in the resolution or resolutions adopted by the directors providing for the issue of such series (a "Preferred Stock Designation") and as may be permitted by the Business Corporation Law.

          (b) Except as otherwise required by law and except as otherwise provided in any Preferred Stock Designation, the holders of common stock shall possess exclusively all voting power of the Corporation. Each share of common stock shall have one vote. Shareholders shall not have pre-emptive rights or be entitled to cumulative voting in connection with the shares of the Corporation's common stock or preferred stock.

       5. Whenever shareholders are required or permitted to take any action by vote, such action may be taken without a meeting by written consent, setting forth the action so taken, signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of any such action in such manner shall be given to those shareholders who have not consented in writing.


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       6. The Secretary of State is designated as the agent of the Corporation upon whom process against the Corporation may be served, and the address to which the Secretary of State shall mail a copy of any process against the Corporation served upon him or her is:

                         c/o: Davis & Gilbert LLP
                         1740 Broadway
                         New York, New York 10019
                         Attention: Docket Clerk and BJS

       7. The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation and for further definition, limitation and regulation of the powers of the Corporation and of its directors and shareholders:

          (a) Election of directors need not be by written ballot unless the by-laws of the Corporation so provide.

          (b) The board of directors or the shareholders shall have the power to make, adapt, amend or repeal the by-laws of the Corporation.

          (c) The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the shareholders or at any meeting of the shareholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation that is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of shareholders be there represented in person or by proxy) shall be valid and binding upon the Corporation and upon all the shareholders as though it had been approved or ratified by every shareholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors' interest, or for any other reason.

          (d) Any vacancy in the board of directors arising by reason of removal of one or more directors without cause may be filled by the board.

          (e) In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of the State of New York, to the provisions of this Certificate of Incorporation, and to any by-laws from time to time made by the shareholders; provided, however, that no by-law so made shall invalidate any prior act of the directors that would have been valid if such by-law had not been made.

       8. The personal liability of the directors of the Corporation is hereby eliminated to the fullest extent permitted by the Business Corporation Law or any successor statute.



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       9. The Corporation shall indemnify its officers and directors, to the fullest extent permitted by law, including, but not limited to, the provisions of Sections 721 through 726 of the Business Corporation Law, as the same may be amended and supplemented from time to time, and shall pay the expenses incurred by any such officer or director of the Corporation claiming to be entitled to indemnification in any action or proceeding in advance of the final disposition of such action or proceeding to the fullest extent permitted by law, including, without limitation, the provisions of Section 723(c) of the Business Corporation Law, as it may be amended and supplemented from time to time.

       FOURTH: The amendment effected herein was authorized by the unanimous written consent, setting forth the action so taken, of the directors of the Corporation pursuant to Section 708(b) of the New York Business Corporation Law, and by the vote of the holders of a majority of the shares present or represented by proxy at a meeting of the shareholders of the Corporation held on November 14, 2001.








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       IN WITNESS WHEREOF, we hereunto sign our names and affirm that the statements made herein are true under the penalties of perjury, this 14th day of November, 2001.


                                                /s/ Jack Schwartzberg
                                                --------------------------------
                                                Jack Schwartzberg, President



                                                /s/ Shraga David Aranoff
                                                --------------------------------
                                                Shraga David Aranoff, Secretary





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